EXHIBIT 10.53
PRIMETRUST BANK
2001 STATUTORY-NONSTATUTORY STOCK OPTION PLAN
     1. Purpose. The purpose of this PRIMETRUST BANK 2001 Statutory-Nonstatutory Stock Option Plan (the “Plan”) is to motivate Participants (as defined herein), thereby benefiting the stockholders of PRIMETRUST BANK, a Tennessee corporation (“Corporation”). In furtherance of this purpose, the Plan is to advance the interests of Corporation by stimulating the efforts of key employees, directors and consultants, increasing their desire to continue in their employment with or services to the Corporation, assisting Corporation in competing effectively with other enterprises for the services of new employees and directors necessary for the continued improvement of operations, and to attract and retain the best possible personnel for service as employees, officers and directors of Corporation. Accordingly, the Plan is designed to promote the interests of Corporation and its stockholders, and, by facilitating stock ownership on the part of such directors, officers and employees, to encourage them to acquire a proprietary interest in Corporation and to remain in its employ and service.
     2. Definitions.
          “Board” means the Board of Directors of Corporation.
          “Cause, as used in Section 12 of this Plan, means the engaging by a Participant in illegal conduct that is materially and demonstrably injurious to the Corporation unless otherwise defined in an agreement between Participant and the Corporation.
          “Change in Control” means the occurrence of any of the following:
          (a) The Corporation has actual knowledge that any person or entity other than the Corporation, a subsidiary of the Corporation, or any employee benefit plan sponsored by the Corporation or subsidiary has acquired the beneficial ownership (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), directly or indirectly, of 25% or more of the then outstanding Stock (other than upon conversion of any then outstanding Convertible Preferred Stock);
          (b) A tender offer is made to acquire securities of the Corporation entitling the holders thereof to 25% or more of the voting power to elect directors of the Corporation;
          (c) A solicitation subject to Rule 14a-11 under the Securities Exchange Act of 1934, as amended (or any successor Rule) relating to the election or removal of 50% or more of the members of the Board shall be made by any person or entity other than the Corporation;
          (d) Individuals who constitute the Board immediately prior to any meeting of stockholders (the “Incumbent Board”) have ceased for any reason to constitute at least a majority thereof;
          (e) The stockholders of the Corporation shall approve a merger, consolidation, share exchange, division or other reorganization of the Corporation as a result of which the stockholders of the Corporation immediately prior to such transaction shall not hold, directly or indirectly, immediately following such transaction 51% or more of the voting power to elect directors of (i) the surviving or resulting corporation in the case of a merger or consolidation, (ii) the acquiring corporation, in the case of a share exchange, or (iii) each surviving, resulting or acquiring corporation which, immediately following such transaction, in the case of a division, holds more than 15% of the consolidated assets of the Corporation immediately preceding such transaction; or
          (f) The stockholders of the Corporation shall approve a complete liquidation and dissolution of the Corporation or the sale or other disposition of all or substantially all of the assets of the Corporation other than to a wholly-owned subsidiary of the Corporation.
          Notwithstanding the occurrence of any of the foregoing, the Board may determine, if it deems it to be in the best interest of the Corporation and consistent with a good faith interpretation of this Plan, that an event or events otherwise constituting a Change of Control shall not be so considered. Such determination shall be effective if it is made by the Board prior to the occurrence of an event that otherwise would be or probably will lead to a Change in Control or after such event if made by the Board a majority of which is composed of all directors who were members of the Board immediately prior to the event that otherwise would be or probably will lead to a Change in Control. Upon such determination, such event or events shall not be deemed to be a Change in Control for any purposes under this Plan.
          “Change in Control Price” means the highest closing price per share paid for the purchase of stock in a national securities market during the ninety day period preceding the date the Change in Control occurs.
          “Code” means the Internal Revenue Code of 1986, as amended.
          “Committee” means the Committee or Committees chosen by the Board to administer the Plan, as provided in Section 5(a) hereof.
          “Fair Market Value of Stock” means the closing price of the shares of Stock on a national securities exchange on which it is principally traded on the day on which such value is to be determined or, if no shares were traded on such day, on the next preceding day on which shares of Stock were traded, as reported by the National Quotation Bureau, Inc. or other national quotation service. If the shares are not traded on a national securities exchange but are traded in the over-the-counter market, Fair Market Value of Stock means the closing “asked” price of the shares in the over-the-counter market on the day on which such value is to be determined or, if such “asked” price is not available, the last sales price on such day or, if no shares of Stock were traded on such day, on the next preceding day on which shares of Stock were traded, as reported by the National Association of Securities Dealers Automated Quotation System (NASDAQ) or other national quotation service. If the Stock is traded neither on a national securities exchange nor in the over-the-counter market, the Fair Market Value of Stock shall be determined based upon such factors as the Board or Committee, as applicable, shall reasonably deem appropriate, including without limitation prices or values at which the Stock has most recently been issued to third parties or redeemed or purchased from stockholders.
          “Incentive Stock Option” has the meaning ascribed in Section 422 of the Code.

          “Non-Employee Director” is defined in Section 5(a).
          “Non-Qualified Stock Option” means all Options which do not qualify as Incentive Stock Options such as those granted to Non-Employee Directors.
          “Option” means an award of an Incentive Stock Option or Non-Qualified Stock Option pursuant to this Plan.
          “Option Agreement” means the written instrument from the Committee to Participant describing the terms of the Option.
          “Option Price” means the exercise price of an Option.
          “Option Stock” or “Stock” means the common stock of Corporation.
          “Participant” means a person to whom an Option has been granted.
     3. Effective Date of Plan; Term. The Plan is effective                     , 2001, the date on which the Board of the Corporation approved the Plan; provided, however, the Plan shall not be effective and all Options granted pursuant to the Plan shall be null and void unless the Plan is adopted by the shareholders of the Corporation within one year following the effective date. No Options intended to be Incentive Stock Options may be granted after the tenth anniversary of the effective date of the Plan.
     4. Shares Subject to the Plan. The aggregate number of shares of Stock available for grant under the Plan is 37,000 subject to adjustments as provided in Section 9 herein. The Committee may allocate the Options between Options which are Incentive Stock Options and Options which are Non-Qualified Stock Options as the Committee determines in its sole discretion. Stock issued pursuant to the Plan may be either authorized but unissued shares or shares held in the treasury of Corporation. In the event that, prior to the end of the period during which Options may be granted under the Plan, any Option under the Plan expires unexercised or is terminated or surrendered without being exercised, in whole or in part, the number of shares theretofore subject to such Option or the unexercised or terminated portion thereof, shall be added to the remaining number of shares of Stock available for grant as an Option under the Plan, including a grant to a former holder of such Option, upon such terms and conditions as the Committee shall determine, which terms may be more or less favorable than those applicable to such former Option.
     5. Administration of the Plan by the Committee.
          (a) The Committee. The Plan shall be administered by the Committee, whose members shall be appointed from time to time by, and shall serve at the pleasure of, the Board. The members of the Committee shall be non-employee directors of the Corporation within the meaning of Rule 16b-3(b)(3) of the United States Securities and Exchange Commission (or any successor rule) (“Non-Employee Directors”). The Board, in its discretion, may appoint separate committees consisting of Non-Employee Directors to administer the Incentive Stock Options and the Non-Qualified Stock Options. No member of the Committee shall be liable for any action taken, or determination made, hereunder in good faith. Service on the Committee shall constitute service as a director of Corporation so that members of the Committee shall be entitled to indemnification and reimbursement as directors of Corporation pursuant to its Charter and Bylaws. The Committee may take action only upon the agreement of a majority of the entire Committee. Any action which the Committee takes through a written instrument signed by a majority of its members shall be as effective as though taken at a meeting duly called and held.
          (b) Powers of the Committee. Subject to the express provisions of the Plan, the Committee may interpret the Plan, prescribe, amend and rescind rules and regulations relating to it and make all determinations it deems necessary or advisable for the administration of the Plan. The powers of the Committee shall include plenary authority to administer and interpret the Plan, and subject to the provisions hereof, to determine the persons to whom Options shall be granted, the number of shares subject to each Option, the terms and provisions of each Option, and the date on which Options shall be granted. In making such determinations, the Committee may take into account the nature of the services rendered by such Participants, or classes of Participants, their present and potential contributions to Corporation’s success and such other factors as the Committee, in its discretion, shall deem relevant. Any interpretation of Options intended to be Incentive Stock Options shall be made in such a manner that they continue to be Incentive Stock Options. Accordingly, the Committee shall determine, as soon as practicable after the effective date of the Plan and at any time and from time to time thereafter, (i) the persons who are eligible, (ii) the number of shares of Stock which an eligible person may purchase pursuant to an Option, (iii) the price of each share of Stock subject to the Option and (iv) the terms on which each share of Stock subject to the Option may be purchased.
          (c) Conclusiveness of Determinations. Any action taken by the Committee or by the Board with respect to the implementation, interpretation, or administration of the Plan shall be final, conclusive and binding. The Committee’s determinations under the Plan, including, without limitation, determinations as to the persons to receive awards, the terms and provisions of such awards and the agreements evidencing the same, need not be uniform and may be made by it selectively among persons who receive or are eligible to receive awards under the Plan, whether or not such persons are similarly situated.
     6. Options.
          (a) Grant of Options. Incentive Stock Options and Non-Qualified Stock Options may be granted under the Plan by the Committee for the purchase of Stock. Options shall be subject to such terms and conditions, shall be exercisable at such times, and shall be evidenced by such form of written option agreement between Participant and Corporation, as the Committee shall determine; provided, that such determinations are not inconsistent with the other provisions of the Plan. The Committee shall have authority to grant Options exercisable in whole or in part at any time during their term. Option Agreements need not be identical.
          (b) Restrictions on the Grant of Incentive Stock Options. No Option intended to be an Incentive Stock Option shall be granted to any person owning, within the meaning of Sections 422 and 424 of the Code, Stock of Corporation possessing more than ten percent (10%) of the total combined voting power of all classes of stock of Corporation unless the provisions of Section 7(a) and (b) hereof are complied with. In any one calendar year, no individual shall receive Options to purchase Stock under any plan of Corporation intended to be Incentive Stock

Options to the extent that the Stock subject to such Options exercisable for the first time by an individual during any calendar year has an aggregate Fair Market Value (determined at the time the Options are granted) in excess of $100,000.
          (c) Persons Eligible to Receive Options. The persons who shall be eligible to receive Options granted hereunder intended to be Incentive Stock Options shall be those key employees and officers of Corporation who are selected by the Committee from time to time. Persons designated by the Committee who are eligible to receive Non-Qualified Options hereunder need not be employees of Corporation, and generally will be non-employee directors or advisory directors of Corporation. A Participant may hold more than one Option. The Committee shall determine the terms for payment by each Participant for his shares of Option Stock. Such terms shall be set forth in the Option Agreement. The terms for payment so set by the Committee may vary from one Participant to another.
     7. Terms and Exercise of Options.
          (a) Option Price. The Option Price to be paid by Participant to Corporation upon exercise of the Option shall be determined by the Committee on the date of the grant of the Option and shall be set forth in the Option Agreement. No Option shall have an Option Price less than the Fair Market Value of the Stock on the date of the grant. If any Option intended to be an Incentive Stock Option is granted to any person holding Stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of Corporation, the Option Price shall be not less than one hundred ten percent (110%) of the Fair Market Value of the Stock on the date of the grant.
          (b) Term. Each Option granted under the Plan shall be exercisable only during a term commencing on the date when the Option was granted and ending (unless the Option shall have terminated earlier under other provisions of the Plan) on a date to be fixed by the Committee, but not later than ten (10) years from the date of grant in the case of any Option intended to be an Incentive Stock Option, subject to the following limitations:
          (i) any Option intended to be an Incentive Stock Option which is granted to any person possessing more than ten percent (10%) of the total combined voting power of all classes of stock of Corporation shall be exercisable not later than five (5) years from the date of grant; and
          (ii) any Option intended to be an Incentive Stock Option may not be exercisable more than three (3) months after Participant ceases to be an employee of Corporation.
          (c) Death or Disability. Upon the death or disability (within the meaning of Section 22(e)(3) of the Code) of a Participant holding a Non-Qualified Stock Option, in the absence of terms in the Option Agreement to the contrary, the Option may be exercised, to the extent not previously exercised, by Participant’s legal representative, the legatees of the Option under Participant’s Will or the distributees of the Option under the applicable laws of descent and distribution until the Termination Date, but only to the extent that the Option would otherwise have been exercisable by Participant. Upon the death of a Participant holding an Incentive Stock

Option, in the absence of terms in the Option Agreement to the contrary, the Option may be exercised, to the extent not previously exercised, by Participant’s legal representative, the legatees of the Option under Participant’s Will or the distributees of the Option under the applicable laws of descent and distribution until the Termination Date, but only to the extent that the Option would otherwise have been exercisable by Participant. Upon the disability of a Participant holding an Incentive Stock Option, the Option may be exercised by Participant or Participant’s legal representative, to the extent not previously exercised, until the earlier of the termination date for such Option or the date occurring one year from the date of the termination of Participant’s employment due to disability.
          (d) Exercise of Options. Options shall be exercised by delivering or mailing to the Committee (i) a notice and “investment letter” in the form prescribed by the Committee, specifying the number of shares to be purchased; and (ii) check payable to Corporation or such other medium of payment as the Committee shall approve, in an amount equal to the Option Price plus any withholding tax required by law as determined by Corporation. Upon receipt of each of the foregoing, Corporation shall promptly deliver to Participant a certificate or certificates for the Stock purchased, without charge to Participant for issue or transfer tax. The stock certificate may, at the request of Participant, be issued in Participant’s name and the name of another person as joint tenants with the right of survivorship, provided that any restrictions upon such Stock shall apply equally to such joint tenant. In the event that such shares are not registered under the Securities Act of 1933, such certificates shall bear the following legend:
THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER ANY STATE SECURITIES ACT (“STATE ACTS”), AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED UNLESS SUCH SHARES ARE REGISTERED UNDER SUCH ACT AND EACH RELEVANT STATE ACT OR AN OPINION OF COUNSEL SATISFACTORY TO CORPORATION IS OBTAINED TO THE EFFECT THAT SUCH REGISTRATION IS NOT NECESSARY.
          (e) Transferability of Options. No Option may be transferred, assigned, pledged or hypothecated (whether by operation of law or otherwise), except that an Option may be transferred upon the death of a Participant as provided by Participant’s Will or the applicable laws of descent or distribution. No Option shall be subject to execution, attachment or similar process. Any attempted assignment, transfer, pledge, hypothecation or other disposition of an Option, or levy of attachment or similar process upon the Option not specifically permitted herein shall be null and void and without effect. Notwithstanding the provisions of this Section, a Participant, at any time prior to his death, may assign all or any portion of a Non-Qualified Stock Option to (i) his spouse or lineal descendant, (ii) the trustee of a trust for the primary benefit of his spouse and lineal descendant, (iii) a partnership of which his spouse and lineal descendants are the only partners, or (iv) a tax exempt organization as described in Section 501(c)(3) of the Code. In such event, the permitted transferee will be entitled to all of the rights of Participant with respect to the assigned portion of such Non-Qualified Stock Option, and such portion of the Non-Qualified Stock Option will continue to be subject to all of the terms, conditions and restrictions applicable to the Option, as set forth herein and in the related Option Agreement, immediately prior to the effective date of the assignment. Any such assignment will be permitted only if (i) Participant does not receive any consideration therefore, and (ii) the assignment is expressly permitted by the applicable Option Agreement, as approved by the Committee. Any such assignment shall be evidenced by a written document executed by Participant, and a copy thereof shall be delivered to Corporation prior to the assignment.
          (f) Stockholders’ Agreement. The exercise of an Option shall be conditioned upon Participant executing, if so requested by Corporation, a Stockholders’ Agreement. All Stock issued to a Participant pursuant to an Option shall be subject to any applicable Stockholders’ Agreement previously entered into by such Participant. Any legend required by any such agreement shall be placed on the certificates evidencing the Stock.
          (g) Obligation to Exercise Option. The granting of an Option shall impose no obligation upon a Participant to exercise such Option.
     8. Participant’s Rights. No person shall have the rights of a stockholder by virtue of an Option except with respect to Stock actually issued to the stockholder, and issuance of Stock shall confer no retroactive rights to dividends. Nothing in the Plan or any Option Agreement entered into pursuant to the Plan shall confer upon any Participant the right to continue as a member of the Board of Corporation or affect any right which Corporation may have to remove such Participant as a director of Corporation. Nothing in this Plan or in any Option Agreement shall confer upon any employee any right to continue in the employ of Corporation or interfere in any way with the right of Corporation to terminate his employment at any time.
     9. Adjustments. In the event of the declaration of any stock dividend on the Stock or in the event of any reorganization, merger, consolidation, acquisition, separation, recapitalization, split-up, combination or exchange of shares of Stock, or like adjustment, the number of shares of Stock and the class of shares of Stock available pursuant to the Plan, and the Option Prices, shall be adjusted by appropriate changes in the Plan and in any Option Agreement outstanding pursuant to the Plan. Any such adjustment to the Plan or to Option Agreements or Option Prices shall be made by action of the Committee, whose determination shall be conclusive; provided, however, that each Option granted pursuant to the Plan intended to be an Incentive Stock Option shall be so adjusted as to continue to qualify as an Incentive Stock Option. Notwithstanding the foregoing, in the event of such a reorganization, merger, consolidation, acquisition, separation, recapitalization, split-up, combination or exchange of shares of stock, or like adjustment which results in substantially all the shares of the Stock of Corporation being exchanged for, or converted into cash or other property, the Committee shall have the right to terminate the Plan as of the date of the exchange or conversion in which case the Options shall convert into the right to receive such cash or property net of the exercise price of the Options.
     10. Termination, Suspension or Amendment of Plan. The Committee may at any time terminate, suspend or amend the Plan, except that the Committee shall not, without the authorization of the holders of a majority of the Stock voted at a stockholders’ meeting duly called and held, change any provisions (other than those adjustments for changes in capitalization as hereinbefore provided) which determine (a) the aggregate number of shares for which Options may be granted under the Plan or to any person; (b) the classes of persons eligible for Options; or (c) the duration of the Plan.

     11. Postponement of Exercise. The Committee may postpone any exercise of a Option for such time as the Committee may deem necessary in order to permit Corporation (i) to effect, amend or maintain any necessary registration of the Plan or the shares of Stock issuable upon the exercise of an Option under the Securities Act of 1933, as amended, or the securities laws of any applicable jurisdiction, (ii) to permit any action to be taken in order to (A) list such shares of Stock on a stock exchange if shares of Stock are then listed on such exchange or (B) comply with restrictions or regulations incident to the maintenance of a public market for its shares of Stock, including any rules or regulations of any stock exchange on which the shares of Stock are listed, or (iii) to determine that such shares of Stock and the Plan are exempt from such registration or that no action of the kind referred to in (ii)(B) above needs to be taken; and Corporation shall not be obligated by virtue of any terms and conditions of any Option Agreement or any provision of the Plan to recognize the exercise of an Option or to sell or issue shares of Stock in violation of the Securities Act of 1933 or the law of any government having jurisdiction thereof. Any such postponement shall not extend the terms of an Option and neither Corporation nor its directors or officers shall have any obligation or liability to any Participant or to any other person with respect to any shares of Stock as to which the Option shall lapse because of such postponement.
     12. Changes in Control.
          (a) Change in Control Followed by Employment Termination. In the event that a Change in Control shall occur and an employee Participant’s employment shall terminate within twelve months after the Change in Control (except as provided in the next sentence), then (i) all unexercised Options (whether or not vested or then exercisable) shall automatically become one hundred percent vested and exercisable immediately, (ii) no other terms, conditions, restrictions or limitations shall be imposed upon any of such Options after such date, and in no circumstance shall an Option be forfeited on or after such date and (iii) all such Options shall be valued on the basis of the greater of the Change in Control Price or the Fair Market Value on the date of such termination, and such value shall promptly be paid to such Participant in cash by the Corporation or its successor. The foregoing shall not apply if employment termination is due to (i) death, (ii) disability entitling the Participant to benefits under the Corporation’s or its successor’s long-term disability plan, (iii) Cause or (iv) resignation (other than (A) resignation from a declined reassignment to a job that is not reasonably equivalent in responsibility or compensation or that is not in the same geographic area, or (B) resignation within 30 days following a reduction in base pay).
          (b) Automatic Acceleration and Cash-Out. Upon a Change in Control that results directly or indirectly in the Stock (or the stock of any successor to the Corporation received in exchange for Stock) ceasing to be publicly traded in a national securities market, (i) all unexercised Options (whether or not vested) shall automatically become one hundred percent vested and exercisable immediately, (ii) no other terms, conditions, restrictions or limitations shall be imposed on any such Options after such date, and in no circumstances shall an Option be forfeited on or after such date, and (iii) all such Options shall be valued on the basis of the Change in Control Price, and such value shall promptly be paid to the Participants in cash by the Company or its successor.

          (c) Miscellaneous. Upon a Change in Control, no action, including, without limitation, the amendment, suspension or termination of the Plan, shall be taken that would adversely affect the rights of any Participant or the operation of the Plan with respect to any Option to which a Participant may have become entitled hereunder on or prior to the date of the Change in Control or to which such Participant may become entitled as a result of such Change in Control.
          (d) Section 16 Insiders. Notwithstanding anything to the contrary herein, any Participant who is subject to the reporting requirements of the Exchange Act with respect to the Corporation, who on the date of the Change in Control holds Options that have been outstanding for a period of less than six months from their date of grant, shall not be paid the consideration described in Section 12(b) above until the first day next following the end of such six-month period.
     13. Application of Proceeds. The proceeds received by Corporation from the sale of its Stock under the Plan shall be used for general corporate purposes.
     14. Elimination of Fractional Shares. If under any provision of the Plan that requires a computation of the number of shares of Stock subject to an Option, the number so computed is not a whole number of shares of Stock, such number of shares of Stock shall be rounded down to the next whole number.
     15. Validity. In the event that any provision of the Plan or any related agreement is held to be invalid, void or unenforceable, the Board shall have the right to declare the entire Plan void and unenforceable, taking such action as shall be deemed to be in the best interest of the stockholders of Corporation.
     16. Titles. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan.
     17. Governing Law. All questions pertaining to the validity, construction and administration of the Plan and Options granted hereunder shall be determined in conformity with the laws of the State of Tennessee.

INCENTIVE STOCK OPTION AGREEMENT
     THIS INCENTIVE STOCK OPTION AGREEMENT (this “Agreement”) is made as of the      day of                     , 20      (the “Date of Grant”), by and between PRIMETRUST BANK, a Tennessee corporation (“Corporation”), and                                                              (“Participant”). [NOTE: Participant must be an employee of Corporation to be eligible to receive an ISO]
     WHEREAS, Corporation has adopted its 2001 Statutory-Nonstatutory Stock Option Plan (the “Plan”); and
     WHEREAS, the committee chosen by Corporation to administer the Plan (the “Committee”) has determined that Participant is eligible to receive an option to purchase shares of common stock of Corporation (“Stock”) under an incentive stock option and has determined that it is in the best interest of Corporation to grant the stock option documented herein to Participant.
     NOW, THEREFORE, in consideration of the foregoing, of the mutual promises hereinafter set forth and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:
     1. Grant of Option. Corporation hereby grants to Participant the right to purchase                                          (                    ) shares of Stock (the “Option Shares”) at a price of ($                    ) per Option Share (the “Option Price”), in accordance with the terms of this Agreement and the Plan (the “Option”). The Committee, exercising good faith, has determined that the Option Price is equal to at least one hundred percent (100%) of the fair market value of a share of Stock on the Date of Grant. [NOTE: If Participant and his or her family hold more than 10% of the total combined voting power of all classes of Stock, then the Option Price must not be less than 110% of the fair market value of the Option Shares on the Date of Grant. Also total fair market value of all options granted to Participant eligible to be exercised in any one year should not exceed $100,000.] The Option is intended by the parties hereto to be, and shall be treated as, an incentive stock option (as such term is defined under section 422 of the Internal Revenue Code of 1986 (the “Code”)).
     2. Termination of Option.
          (a) Termination Date. The Option and all rights hereunder with respect thereto, to the extent such rights shall not have been previously exercised or otherwise terminated, shall terminate and become null and void on                     ,            at 5:00 P.M. (the “Termination Date”). [NOTE: If the Participant and his family own less than 10% of the total combined voting power then the Termination Date must not be later than 10 years from the Date of Grant. If the Participant and his family own 10% or more then the Termination Date must not be later than 5 years from the Date of Grant.]
          (b) Termination of Participant’s Employment. In the event of the termination of Participant’s employment by Corporation for any reason other than Participant’s death or disability, the Option, to the extent not previously exercised, shall terminate and become void on the date occurring three months after Participant ceases to be an employee of Corporation. Provided, however, notwithstanding any other provisions set forth herein or in the Plan, if Participant shall commit any act of malfeasance affecting Corporation or any affiliated corporation or is convicted of a felony or engages in conduct that would warrant Participant’s discharge for cause as such is determined by the Committee in its sole discretion, any unexercised portion of the Option shall immediately terminate and become void. A transfer of Participant’s employment between Corporation and any subsidiary of Corporation shall not be deemed to be a termination of Participant’s employment.
          (c) Death or Disability. Upon termination of Participant’s employment by reason of Participant’s death, the Option may be exercised, to the extent not previously exercised, by Participant’s estate or any distributee of the Option under Participant’s will or the applicable laws of descent and distribution until the Termination Date. Upon termination of Participant’s employment by reason of disability (within the meaning of Section 22(e)(3) of the Code), the Option may be exercised, to the extent not previously exercised, until the earlier of the Termination Date or the date occurring one year from the date of termination of Participant’s employment.
     3. Installment Exercise. Subject to such further limitations as are provided herein, the Option shall become vested and exercisable in no less than four(4) installments, Participant having the right hereunder to purchase from Corporation the following number of Option Shares upon exercise of the Option, on and after the following dates, in cumulative fashion:
          (a) immediately upon the Date of Grant, up to twenty five percent (25%) (ignoring fractional shares) of the total number of Option Shares;
          (b) on and after the first anniversary of the Date of Grant, up to an additional twenty five percent (25%) (ignoring fractional shares) of the total number of Option Shares; and
          (c) on and after the second anniversary of the Date of Grant, up to an additional twenty five percent (25%) (ignoring fractional shares) of the total number of Option Shares; and
          (d) on and after the third anniversary of the Date of Grant, the remaining Option Shares.
     4. Exercise of Option. The Option, or any portion of the Option eligible to be exercised by the Participant and not previously exercised, may be exercised at any time or times prior to the termination of the Option pursuant to the provisions hereof. The Option may be exercised only if compliance with all Federal and state securities laws can be effected and only by (i) Participant’s completion, execution and delivery to Corporation of a notice of exercise and “investment letter” in the form attached hereto as Exhibit A, and (ii) Participant’s payment to Corporation of an amount equal to the sum of the amount obtained by multiplying the Option Price by the number of Option Shares being purchased plus any withholding tax required by law as determined by Corporation. Payment shall be made by check payable to Corporation or such other medium of payment as the Committee shall approve. Upon the exercise of the Option by Participant, or as soon thereafter as is practicable, Corporation shall issue and deliver to

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Participant a certificate or certificates evidencing such number of Option Shares as Participant has so elected to purchase. Such certificate or certificates shall be registered in the name of Participant and shall bear any legend required by any Federal or state securities law or agreement as Corporation shall determine. [NOTE: In order to receive treatment as an incentive stock option, Participant must not dispose of any share obtained by the exercise of the Option if such disposition occurs within 2 years of the Date of Grant of the Option or within 1 year after the exercise of the Option]
     5. Transferability of Option. The Option may not be transferred, assigned, pledged or hypothecated (whether by operation of law or otherwise), except that the Option may be transferred upon the death of Participant as provided by Participant’s Will or the applicable laws of descent and distribution. The Option shall not be subject to execution, attachment or similar process. Any attempted assignment, transfer, pledge, hypothecation or other disposition of the Option, or levy of attachment or similar process upon the Option not specifically permitted herein shall be null and void and without effect. Any permitted transferee will be entitled to all of the rights of Participant with respect to the assigned portion of the Option, and such portion of the Option will continue to be subject to all of the then existing terms, conditions and restrictions applicable to the Option, as set forth herein and in the Plan.
     6. Adjustments. In the event of the declaration of any stock dividend on the Stock or in the event of any reorganization, merger, consolidation, acquisition, separation, recapitalization, split-up, combination or exchange of shares of Stock, or like adjustment, the number of shares of Stock and the class of shares of Stock available pursuant to the Option, and the Option Price, shall be adjusted proportionately as determined by the Committee, whose determination shall be conclusive. Notwithstanding the foregoing, in the event of such a reorganization, merger, consolidation, acquisition, separation, recapitalization, split-up, combination or exchange of shares of stock, or like adjustment which results in substantially all the shares of the Stock of Corporation being exchanged for, or converted into cash or other property, the Committee or Corporation shall have the right to terminate the Option as of the date of the exchange or conversion in which case the Option shall convert into the right to receive such cash or property net of the Option Price of the Options.
     7. Termination, Suspension or Amendment of Option. The Committee or Corporation may, at any time, terminate, suspend or amend the Plan or this Agreement.
     8. Postponement of Exercise. The Committee or Corporation may postpone any exercise of the Option for such time as it may deem necessary in order to permit Corporation (i) to effect, amend or maintain any necessary registration of the Plan or the shares of Stock issuable upon the exercise of the Option under the Securities Act of 1933, as amended (the “Act”), or the securities laws of any applicable jurisdiction, (ii) to permit any action to be taken in order to (A) list such shares of Stock on a stock exchange if shares of Stock are then listed on such exchange or (B) comply with restrictions or regulations incident to the maintenance of a public market for its shares of Stock, including any rules or regulations of any stock exchange on which the shares of Stock are listed, or (iii) to determine that such shares of Stock and the Plan are exempt from such registration or that no action of the kind referred to in (ii)(B) above needs to be taken; and Corporation shall not be obligated by virtue of any terms and conditions of this Agreement or any provision of the Plan to recognize the exercise of the Option or to sell or issue shares of

3

Stock in violation of the Act or any state’s securities laws. Any such postponement shall not extend the terms of the Option and neither Corporation nor its directors or officers or the Committee shall have any obligation or liability to Participant or to any other person with respect to any shares of Stock as to which the Option shall lapse because of such postponement.
     9. Participant’s Rights. The granting of the Option shall impose no obligation upon Participant to exercise such Option. Participant shall have no equity interest in Corporation, nor shall Participant have any voting, dividend, liquidation or dissolution rights with respect to any capital stock of Corporation solely by reason of having the Option or having executed this Agreement. Upon the issuance and delivery of a certificate for Option Shares after exercise of the Option, Participant shall have the rights of a stockholder with respect to such Option Shares and to receive all dividends or other distributions paid or made with respect thereto. Nothing in this Agreement or the Plan shall confer upon Participant the right to continue in the employ of Corporation or affect any right which Corporation may have to terminate such employment at any time.
     10. Elimination of Fractional Shares. If this Agreement requires a computation of the number of shares of Stock subject to the Option, and the number so computed is not a whole number of shares of Stock, such number of shares of Stock shall be rounded down to the next whole number.
     11. Shareholders’ Agreement. Participant agrees to execute any Shareholders’ Agreement which all other shareholders of Corporation are subject prior to delivery of any Stock upon the exercise of the Option. All Stock delivered to Participant pursuant to the exercise of the Option shall be subject to any Shareholders’ Agreement previously entered into by Participant relating to the Stock.
     12. Incorporation of Plan by Reference. The Option is granted pursuant to the terms of the Plan, a copy of which is attached hereto as Exhibit “B” and the terms of which are incorporated herein by reference. The Option shall in all respects be interpreted in accordance with the Plan. The Committee shall interpret and construe the Plan and this Agreement, and its interpretations and determinations shall be conclusive and binding on the parties hereto and any other person claiming an interest hereunder, with respect to any issue arising hereunder or thereunder. The provisions of the Plan shall control in the event of any inconsistencies between this Agreement and the Plan.
     13. Entire Agreement. This Agreement sets forth all of the promises, agreements, conditions, understandings, warranties and representations between the parties hereto with respect to the Option and the Shares. This Agreement is an integration of any and all prior agreements or understandings, oral or written, with respect to the Option and the Shares.
     14. Notices. Any and all notices provided for herein shall be sufficient if in writing, and sent by hand delivery or by certified or registered mail (return receipt requested and first class postage prepaid), in the case of Corporation, to its principal office, and, in the case of Participant, to Participant’s address as shown on Corporation’s records.

4

     15. Governing Law. This Agreement shall be construed and enforced in accordance with the laws of the State of Tennessee.
     16. Modifications. Except as otherwise provided herein, no change or modification of this Agreement shall be valid unless the same is in writing and signed by the parties hereto.
     17. Successors. This Agreement shall be binding on all permitted successors and assigns of Participant including any estate, executors or administrators, trustees, or personal or legal representatives, and, in any such event all references herein to Participant shall, to the extent applicable, be deemed to refer to and include such estate, executors or administrators, trustees or personal or legal representatives, as the case may be.
     IN WITNESS WHEREOF, Corporation and Participant have executed this Agreement as of the day and year first above written.

PRIMETRUST BANK
By:

Title:

PARTICIPANT:

Signature of Participant

Printed Name of Participant

5

EXHIBIT A
NOTICE AND REQUEST OF EXERCISE
OF OPTION TO PURCHASE
SHARES OF STOCK
OF PRIMETRUST BANK
     The undersigned Participant in the 2001 Statutory-Nonstatutory Stock Option Plan (the “Plan”) of PRIMETRUST BANK, a Tennessee corporation (“Corporation”), does by this notice request that Corporation issue to the undersigned that number of shares of Stock specified below (the “Shares”) at the price per Share specified below pursuant to the exercise of Participant’s Option under the Plan and the Incentive Stock Option Agreement (the “Agreement”) between the undersigned and Corporation. Simultaneously herewith, the undersigned delivers to Corporation the purchase price for the Shares [i.e., that amount which is obtained by multiplying the number of the Shares by the price specified], by good check, in accordance with the Agreement.
     The undersigned hereby represents and warrants that the undersigned has read and understands the Plan and the Agreement and the terms and conditions set forth therein under which the Shares are acquired, shall be held and may be disposed, and hereby ratifies and confirms such terms and conditions. The undersigned hereby represents and warrants that the undersigned is acquiring the Shares for the undersigned’s own account (and not on behalf of any other persons) and without any present view to making a public offering or distribution of same and without any present intention of selling or otherwise transferring same at any particular time or at any particular price or upon the occurrence of any particular event or circumstances (except as set forth in the Plan and the Agreement).
     The undersigned acknowledges and understands that in connection with the acquisition of the Shares by the undersigned:
     1. Corporation has informed the undersigned that the Shares are not registered under the Securities Act of 1933, as amended (the “Act”), or any applicable state Blue Sky law or laws and that the Shares may not be transferred or otherwise disposed of unless the Shares are subsequently registered under the Act and the applicable state Blue Sky law or laws or an exemption from such registration requirements is made available.
     2. The undersigned has been informed that a legend referring to the restrictions indicated herein on transferability and sale will be placed upon the certificate(s) evidencing the Shares, in addition to the legend referred to in the Agreement.
     3. The undersigned has received all information requested or otherwise deemed necessary by the undersigned to make an informed decision as to the investment in Corporation, and has had the opportunity to ask questions of and receive answers from officers of Corporation.
     4. The undersigned acknowledges that the issuance of the Shares is subject to the execution by the undersigned of a Stockholders’ Agreement if required by Corporation.

     If the undersigned is required to file a Form 144 with the Securities and Exchange Commission in connection with sales of the Shares pursuant to Rule 144 under the Act, the undersigned will mail a copy of such Form to Corporation at the same time and each time the undersigned mails a copy to the Securities and Exchange Commission.

Very truly yours,

A.	Date of Grant of Incentive Stock
	Option:	Signature

B.	Number of Shares covered
	by Agreement:	Printed Name of Participant

C.	Number of Shares of
	Stock which may	RESIDENCE:
be purchased at this
	time:	Street

D.	Number of Shares of
Stock to be
	actually purchased at this	City, State, Zip Code
	time:	Dated: ,

E.	Option Price per Share:
$

F.	Aggregate price to be paid
for Shares actually
purchased (D multiplied
by E): $
ACCEPTED:

PRIMETRUST BANK
By:

Its:

2

EXHIBIT B
PLAN
NON-QUALIFIED STOCK OPTION AGREEMENT
     THIS NON-QUALIFIED STOCK OPTION AGREEMENT (this “Agreement”) is made as of the            day of                     , 20           (the “Date of Grant”), by and between PRIMETRUST BANK, a Tennessee corporation (“Corporation”), and                                          (“Participant”).
     WHEREAS, Corporation has adopted its 2001 Statutory-Nonstatutory Stock Option Plan (the “Plan”); and
     WHEREAS, the committee chosen by Corporation to administer the Plan (the “Committee”) has determined that Participant is eligible to receive an option to purchase shares of common stock, $5.00 par value, of Corporation (“Stock”) under a non-qualified stock option and has determined that it is in the best interest of Corporation to grant the stock option documented herein to Participant.
     NOW, THEREFORE, in consideration of the foregoing, of the mutual promises hereinafter set forth and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:
     1. Grant of Option. Corporation hereby grants to Participant the right to purchase                      (          ) shares of Stock (the “Option Shares”) at a price of            Dollars ($                    ) per Option Share (the “Option Price”), in accordance with the terms of this Agreement and the Plan (the “Option”). The Committee, exercising good faith, has determined that the Option Price is equal to at least one hundred percent (100%) of the fair market value of a share of Stock on the date hereof. The Option is not intended by the parties hereto to be, and shall not be treated as, an incentive stock option (as such term is defined under section 422 of the Internal Revenue Code of 1986 (the “Code”)).
     2. Termination of Option.
          (a) Termination Date. The Option and all rights hereunder with respect thereto, to the extent such rights shall not have been previously exercised or otherwise terminated, shall terminate and become null and void on                     ,            at 5:00 P.M. (the “Termination Date”).
          (b) Death or Disability. Upon Participant’s death or disability (within the meaning of Section 22(e)(3) of the Code), the Option may be exercised, to the extent not previously exercised, by Participant’s legal representative, the legatees of the Option under Participant’s Will or the distributees of the Option under the applicable laws of descent and distribution until the Termination Date, but only to the extent that the Option would otherwise have been exercisable by Participant.

          (c) Termination of Participant’s Service to Corporation. The termination of Participant’s service as an employee, director or advisory director of Corporation shall have no effect on the Option, provided, however, notwithstanding any other provisions set forth herein or in the Plan, if Participant shall commit any act of malfeasance or wrongdoing affecting Corporation or any affiliated corporation as determined by the Committee in its sole discretion, any unexercised portion of the Option shall immediately terminate and become void.
     3. Installment Exercise. Subject to such further limitations as are provided herein, the Option shall become fully vested and exercisable, in whole or in part, upon this Agreement being duly executed by the Corporation and Participant.
     4. Exercise of Option. The Option, or any portion of the Option eligible to be exercised by the Participant and not previously exercised, may be exercised at any time or times prior to the termination of the Option pursuant to the provisions hereof. The Option may be exercised only if compliance with all Federal and state securities laws can be effected and only by (i) Participant’s completion, execution and delivery to Corporation of a notice of exercise and “investment letter” in the form attached hereto as Exhibit A, and (ii) Participant’s payment to Corporation of an amount equal to the sum of the amount obtained by multiplying the Option Price by the number of Option Shares being purchased plus any withholding tax required by law as determined by Corporation. Payment shall be made by check payable to Corporation or such other medium of payment as the Committee shall approve. Upon the exercise of the Option by Participant, or as soon thereafter as is practicable, Corporation shall issue and deliver to Participant a certificate or certificates evidencing such number of Option Shares as Participant has so elected to purchase. Such certificate or certificates shall be registered in the name of Participant and shall bear any legend required by any Federal or state securities law or agreement as Corporation shall determine.
     5. Transferability of Option. The Option may not be transferred, assigned, pledged or hypothecated (whether by operation of law or otherwise), except that the Option may be transferred upon the death of Participant as provided by Participant’s Will or the applicable laws of descent or distribution. The Option shall not be subject to execution, attachment or similar process. Any attempted assignment, transfer, pledge, hypothecation or other disposition of the Option, or levy of attachment or similar process upon the Option not specifically permitted herein shall be null and void and without effect. Notwithstanding the provisions of this Section, Participant, at any time prior to his death, may assign all or any portion of the Option to (i) his spouse or lineal descendant, (ii) the trustee of a trust for the primary benefit of his spouse and lineal descendant, (iii) a partnership of which his spouse and lineal descendants are the only partners, or (iv) a tax exempt organization as described in Section 501(c)(3) of the Code. Any such assignment will be permitted only if (i) Participant does not receive any consideration therefore, and (ii) the assignment is permitted by the Plan. Any such assignment shall be evidenced by an appropriate written document executed by Participant, and a copy thereof shall be delivered to Corporation prior to the effective date of the assignment. Any permitted transferee will be entitled to all of the rights of Participant with respect to the assigned portion of the Option, and such portion of the Option will continue to be subject to all of the then existing terms, conditions and restrictions applicable to the Option, as set forth herein and in the Plan.

2

     6. Adjustments. In the event of the declaration of any stock dividend on the Stock or in the event of any reorganization, merger, consolidation, acquisition, separation, recapitalization, split-up, combination or exchange of shares of Stock, or like adjustment, the number of shares of Stock and the class of shares of Stock available pursuant to the Option, and the Option Price, shall be adjusted proportionately as determined by the Committee, whose determination shall be conclusive. Notwithstanding the foregoing, in the event of such a reorganization, merger, consolidation, acquisition, separation, recapitalization, split-up, combination or exchange of shares of stock, or like adjustment which results in substantially all the shares of the Stock of Corporation being exchanged for, or converted into cash or other property, the Committee or Corporation shall have the right to terminate the Option as of the date of the exchange or conversion in which case the Option shall convert into the right to receive such cash or property net of the Option Price of the Options.
     7. Termination, Suspension or Amendment of Option. The Committee or Corporation may at any time terminate, suspend or amend the Plan or this Agreement.
     8. Postponement of Exercise. The Committee or Corporation may postpone any exercise of the Option for such time as it may deem necessary in order to permit Corporation (i) to effect, amend or maintain any necessary registration of the Plan or the shares of Stock issuable upon the exercise of the Option under the Securities Act of 1933, as amended (the “Act”), or the securities laws of any applicable jurisdiction, (ii) to permit any action to be taken in order to (A) list such shares of Stock on a stock exchange if shares of Stock are then listed on such exchange or (B) comply with restrictions or regulations incident to the maintenance of a public market for its shares of Stock, including any rules or regulations of any stock exchange on which the shares of Stock are listed, or (iii) to determine that such shares of Stock and the Plan are exempt from such registration or that no action of the kind referred to in (ii)(B) above needs to be taken; and Corporation shall not be obligated by virtue of any terms and conditions of this Agreement or any provision of the Plan to recognize the exercise of the Option or to sell or issue shares of Stock in violation of the Act or any state’s securities laws. Any such postponement shall not extend the terms of the Option and neither Corporation nor its directors or officers or the Committee shall have any obligation or liability to Participant or to any other person with respect to any shares of Stock as to which the Option shall lapse because of such postponement.
     9. Participant’s Rights. The granting of the Option shall impose no obligation upon Participant to exercise such Option. Participant shall have no equity interest in Corporation, nor shall Participant have any voting, dividend, liquidation or dissolution rights with respect to any capital stock of Corporation solely by reason of having the Option or having executed this Agreement. Upon the issuance and delivery of a certificate for Option Shares after exercise of the Option, Participant shall have the rights of a stockholder with respect to such Option Shares and to receive all dividends or other distributions paid or made with respect thereto. Nothing in this Agreement or the Plan shall confer upon Participant the right to continue as a member of the Board of Directors of Corporation or affect any right which Corporation may have to remove such Participant as a director of Corporation.
     10. Elimination of Fractional Shares. If this Agreement requires a computation of the number of shares of Stock subject to the Option, and the number so computed is not a whole

3

number of shares of Stock, such number of shares of Stock shall be rounded down to the next whole number.
     11. Shareholders’ Agreement. Participant agrees to execute any Shareholders’ Agreement which all other shareholders of Corporation are subject prior to delivery of any Stock upon the exercise of the Option. All Stock delivered to Participant pursuant to the exercise of the Option shall be subject to any Shareholders’ Agreement previously entered into by Participant relating to the Stock.
     12. Incorporation of Plan by Reference. The Option is granted pursuant to the terms of the Plan, a copy of which is attached hereto as Exhibit “B” and the terms of which are incorporated herein by reference. The Option shall in all respects be interpreted in accordance with the Plan. The Committee shall interpret and construe the Plan and this Agreement, and its interpretations and determinations shall be conclusive and binding on the parties hereto and any other person claiming an interest hereunder, with respect to any issue arising hereunder or thereunder. The provisions of the Plan shall control in the event of any inconsistencies between this Agreement and the Plan.
     13. Entire Agreement. This Agreement sets forth all of the promises, agreements, conditions, understandings, warranties and representations between the parties hereto with respect to the Option and the Shares. This Agreement is an integration of any and all prior agreements or understandings, oral or written, with respect to the Option and the Shares.
     14. Notices. Any and all notices provided for herein shall be sufficient if in writing, and sent by hand delivery or by certified or registered mail (return receipt requested and first class postage prepaid), in the case of Corporation, to its principal office, and, in the case of Participant, to Participant’s address as shown on Corporation’s records.
     15. Governing Law. This Agreement shall be construed and enforced in accordance with the laws of the State of Tennessee.
     16. Modifications. Except as otherwise provided in Section 5, 6 and 7 herein, no change or modification of this Agreement shall be valid unless the same is in writing and signed by the parties hereto.
     17. Successors. This Agreement shall be binding on all permitted successors and assigns of Participant including any estate, executors or administrators, trustees, or personal or legal representatives, and, in such event all references herein to Participant shall, to the extent applicable, be deemed to refer to and include such estate, executors or administrators, trustees or personal or legal representatives, as the case may be.

4

     IN WITNESS WHEREOF, Corporation and Participant have executed this Agreement as of the day and year first above written.

PRIMETRUST BANK
By:

Title:

PARTICIPANT:

Signature of Participant

Printed Name of Participant

5

EXHIBIT A
NOTICE AND REQUEST OF EXERCISE
OF OPTION TO PURCHASE
SHARES OF STOCK
OF PRIMETRUST BANK
     The undersigned Participant in the 2001 Statutory-Nonstatutory Stock Option Plan (the “Plan”) of PRIMETRUST BANK, a Tennessee corporation (“Corporation”), does by this notice request that Corporation issue to the undersigned that number of shares of Stock specified below (the “Shares”) at the price per Share specified below pursuant to the exercise of Participant’s Option under the Plan and the Non-Qualified Stock Option Agreement (the “Agreement”) between the undersigned and Corporation. Simultaneously herewith, the undersigned delivers to Corporation the purchase price for the Shares [i.e., that amount which is obtained by multiplying the number of the Shares by the price specified], by good check, in accordance with the Agreement.
     The undersigned hereby represents and warrants that the undersigned has read and understands the Plan and the Agreement and the terms and conditions set forth therein under which the Shares are acquired, shall be held and may be disposed, and hereby ratifies and confirms such terms and conditions. The undersigned hereby represents and warrants that the undersigned is acquiring the Shares for the undersigned’s own account (and not on behalf of any other persons) and without any present view to making a public offering or distribution of same and without any present intention of selling or otherwise transferring same at any particular time or at any particular price or upon the occurrence of any particular event or circumstances (except as set forth in the Plan and the Agreement).
     The undersigned acknowledges and understands that in connection with the acquisition of the Shares by the undersigned:
     1. Corporation has informed the undersigned that the Shares are not registered under the Securities Act of 1933, as amended (the “Act”), or any applicable state Blue Sky law or laws and that the Shares may not be transferred or otherwise disposed of unless the Shares are subsequently registered under the Act and the applicable state Blue Sky law or laws or an exemption from such registration requirements is made available.
     2. The undersigned has been informed that a legend referring to the restrictions indicated herein on transferability and sale will be placed upon the certificate(s) evidencing the Shares, in addition to the legend referred to in the Agreement.
     3. The undersigned has received all information requested or otherwise deemed necessary by the undersigned to make an informed decision as to the investment in Corporation, and has had the opportunity to ask questions of and receive answers from officers of Corporation.
     4. The undersigned acknowledges that the issuance of the Shares is subject to the execution by the undersigned of a Stockholders’ Agreement if required by Corporation.

     If the undersigned is required to file a Form 144 with the Securities and Exchange Commission in connection with sales of the Shares pursuant to Rule 144 under the Act, the undersigned will mail a copy of such Form to Corporation at the same time and each time the undersigned mails a copy to the Securities and Exchange Commission.

Very truly yours,
A.	Date of Grant of Incentive Stock
	Option:	Signature

B.	Number of Shares covered
	by Agreement:	Printed Name of Participant

C.	Number of Shares of
	Stock which may	RESIDENCE:
be purchased at this
	time:	Street

D.	Number of Shares of
	Stock to be actually purchased at this	City, State, Zip Code Dated: ,
time:

E.	Option Price per Share:
$

F.	Aggregate price to be paid
for Shares actually
purchased (D multiplied
by E): $
ACCEPTED:

PRIMETRUST BANK
By:

Its:

2

EXHIBIT B
PLAN